Exhibit 10.36

AMENDMENT NO. 2 TO LOAN AGREEMENT

This Amendment No. 2 to Loan Agreement (the “Amendment”) dated as of January 26, 2024 and effective as of January 26, 2024 is between Bank of America, N.A. (the “Bank”) and RF Industries, Ltd., a Nevada corporation (the “Borrower”).

RECITALS

A.    The Bank and the Borrower entered into a certain Loan Agreement dated as February 25, 2022 (together with any previous amendments, “Agreement”).The current Facility No. 1 Commitment is $3,000,000.00, and the current principal amount outstanding under the Facility No. 2 Commitment is $12,758,000.00.

B.    The Bank and the Borrower desire to amend the Agreement.

AGREEMENT

1.    Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

2.    Amendments. The Agreement is hereby amended as follows:

2.1	Paragraph 2.1(a) is amended in its entirety to read as follows:

“(a)

During the availability period described below, the Bank will provide a line of credit to the Borrower (the ‘Line of Credit’). The amount of the Line of Credit (the ‘Facility No. 1 Commitment’) is Five Hundred Thousand and No/100 Dollars ($500,000.00).”

2.2	Paragraph 2.4(b) is amended in its entirety to read as follows:

“(b)

The ‘BSBY Daily Floating Rate’ means a fluctuating rate of interest which can change on each Banking Day. The rate will be adjusted on each Banking Day to equal the BSBY Screen Rate for U.S. Dollar deposits two (2) U.S. Government Securities Business Days prior to the date of determination for a one month term beginning on that date; provided that if such rate is not published on such determination date then the rate will be the BSBY Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto. If such rate is not available at such time for any reason or the Bank makes the determination to incorporate or adopt a new interest rate to replace the BSBY Daily Floating Rate in credit agreements, then the Bank may replace the BSBY Daily Floating Rate with an alternate interest rate and adjustment, if applicable, as reasonably selected by the Bank, giving due consideration to any evolving or then existing conventions for such interest rate and adjustment (any such successor interest rate, as adjusted, the ‘Daily Rate Successor Rate’). In connection with the implementation of the Daily Rate Successor Rate, the Bank will have the right, from time to time, in good faith to make any conforming, technical, administrative or operational changes to this Agreement as may be appropriate to reflect the adoption and administration thereof and, notwithstanding anything to the contrary herein or in any other loan document, any amendments to this Agreement implementing such conforming changes will become effective upon notice to the Borrower without any further action or consent of the other parties hereto. If at any time the BSBY Daily Floating Rate or any Daily Rate Successor Rate is less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.

BSBY will cease immediately after it is published on Friday, November 15, 2024. BSBY will be replaced at cessation (or potentially an earlier date as may be allowed in the loan documents) with a new rate in accordance with the language in the loan documents, including any applicable notice requirements. The new rate may be based on SOFR or another rate, and it may include a credit spread adjustment. The new rate plus any applicable adjustment may be higher or lower than BSBY.”

2.3	The following is hereby added to the Agreement as a new Paragraph 3.4(d):

“(d)

The Borrower shall make an additional principal payment in the amount of One Million and No/100 Dollars ($1,000,000.00) on March 1, 2024. This payment is in addition to, and not in lieu of, the monthly payments due under Paragraph 3.4(b) above.”

2.4	Paragraph 8.5 is amended in its entirety to read as follows:

“8.5	Minimum EBITDA.

To maintain at least the amounts indicated for each period specified below:

Period	Amount
For the quarter ending October 31, 2023	$(400,000.00)
For the quarter ending April 30, 2024	$1,000,000.00
For the quarter ending July 31, 2024	$1,000,000.00

‘EBITDA’ means net income, less income or plus loss from discontinued operations and unusual and infrequent items, including non-recurring expenses related to acquisition, (agreed to at the sole discretion of the Bank), plus non-cash stock compensation, plus income taxes, plus interest expense, plus depreciation, depletion, and amortization.”

2.5	Paragraph 8.24 is amended in its entirety to read as follows:

“8.24	Minimum Liquidity.

(a)	Until September 21, 2023, to maintain Liquidity of at least $4,000,000.00.

(b)	From September 22, 2023 and thereafter, to maintain Liquidity of at least $2,000,000.00.

This covenant to be measured each week upon receipt of the 4-week cash flow projection, at which time the prior week-end Liquidity will be tested.

‘Liquidity’ for each week is defined as the Ending Cash Balance plus the amount of borrowing availability under Facility 1.

‘Ending Cash Balance’ is defined as week-end cash balance as shown on the Borrower’s 4-week cash forecast.”

2.6	The following is hereby added to Schedule 4.1 of the Agreement as a new item (f):

“(f)	Additional Fee

If Facility No. 1 Commitment and the Facility No. 2 Commitment are not repaid in full on or before March 1, 2024, then the Borrower shall pay the Bank an additional fee in an amount equal to one percent (1.00%) of the collective outstanding principal balances of the Facility No. 1 Commitment and the Facility No. 2 Commitment as of March 1, 2024. This fee is due on March 2, 2024.”

3.      Representations and Warranties. When the Borrower signs this Amendment, the Borrower represents and warrants to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement except those events, if any, that have been disclosed in writing to the Bank or waived in writing by the Bank; (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment; (c) this Amendment does not conflict with any law, agreement, or obligation by which the Borrower is bound; (d) if the Borrower is a business entity or a trust, this Amendment is within the Borrower’s powers, has been duly authorized, and does not conflict with any of the Borrower’s organizational papers; (e) as of the date of this Amendment and throughout the term of the Agreement, no Borrower or guarantor, if any, is (1) an employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), (2) a plan or account subject to Section 4975 of the Internal Revenue Code of 1986 (the “Code”); (3) an entity deemed to hold “plan assets” of any such plans or accounts for purposes of ERISA or the Code; or (4) a “governmental plan” within the meaning of ERISA; and (f) as of the date of this Amendment, the information included in the Beneficial Ownership Certification, if applicable, is true and correct in all respects. “Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.

4.      Conditions. This Amendment will be effective when the Bank receives the following items, in form and content acceptable to the Bank:

4.1.      Borrower shall have executed and delivered to the Bank this Agreement, and each guarantor shall have executed and delivered to the Bank the Consent and Reaffirmation attached hereto.

4.2.      If the Borrower or any guarantor is anything other than a natural person, evidence that the execution, delivery and performance by the Borrower and/or such guarantor of this Amendment and any instrument or agreement required under this Amendment have been duly authorized.

4.3.      A $500,000.00 paydown of the Line of Credit (reducing the outstanding balance from $1,000,000.00 to $500,000.00).

4.4.      Payment by the Borrower of all costs, expenses and attorneys’ fees (including allocated costs for in-house legal services) incurred by the Bank in connection with this Amendment.

4.5.      Upon the request of the Bank, the Borrower shall have provided to the Bank, and the Bank shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the Patriot Act.

4.6      If the Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, the Borrower shall have delivered, to the Bank, a Beneficial Ownership Certification in relation to the Borrower.

5.      Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Agreement, including, but not limited to, the Dispute Resolution Provision, shall remain in full force and effect.

6.      Counterparts. This Amendment may be executed in counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

7.      General Release. In consideration of this Amendment, the Borrower hereby releases and forever discharges the Bank and the Bank’s, respective predecessors, successors, assigns, officers, managers, directors, employees, agents, attorneys, representatives, and affiliates (collectively referred to as the “Bank Group”), from any and all presently existing claims, demands, damages, liabilities, actions and causes of action of any nature whatsoever, including, without limitation, all claims, demands, and causes of action for contribution and indemnity, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which the Borrower may have or claim to have against any of the Bank Group arising out of facts or events in any way related to the Agreement and all documents executed in connection therewith (collectively with the Agreement, the “Loan Documents”) and/or the loan transactions evidenced thereby and which have occurred on or on or prior to the date hereof.

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

8.      Electronic Records and Signatures. This Amendment and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Amendment (each a “Communication”), including Communications required to be in writing, may, if agreed by the Bank, be in the form of an Electronic Record and may be executed using Electronic Signatures, including, without limitation, facsimile and/or .pdf. The Borrower agrees that any Electronic Signature (including, without limitation, facsimile or .pdf) on or associated with any Communication shall be valid and binding on the Borrower to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered to the Bank. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Bank of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Bank may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of the Bank’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, the Bank is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Bank pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Bank has agreed to accept such Electronic Signature, the Bank shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Obligor without further verification and (b) upon the request of the Bank any Electronic Signature shall be promptly followed by a manually executed, original counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

9.    FINAL AGREEMENT. BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THIS DOCUMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF; (B) THIS DOCUMENT SUPERSEDES ANY COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS RELATING TO THE SUBJECT MATTER HEREOF, UNLESS SUCH COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS EXPRESSLY PROVIDES TO THE CONTRARY; (C) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES; AND (D) THIS DOCUMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

[Signatures on following page(s).]

This Amendment is executed as of the date stated at the beginning of this Amendment.

Bank of America, N.A.		RF Industries, Ltd., a Nevada corporation

By:	/s/ Gordon W. Wiens	By:	/s/ Peter Yin
Name: Gordon W. Wiens		Name: Peter Yin
Title: Senior Vice President		Title: Chief Financial Officer

CONSENT AND REAFFIRMATION OF GUARANTORS AND PLEDGORS

Each of the undersigned (collectively referred to as the “Credit Support Providers”) is a guarantor of, and/or is a pledgor of collateral for, the Borrower’s obligations to the Bank under the Agreement. Each Credit Support Provider hereby (i) acknowledges and consents to the foregoing Amendment, (ii) reaffirms its obligations under its respective guaranty in favor of the Bank and/or under any agreement under which it has granted to the Bank a lien or security interest in any of its real or personal property, and (iii) confirms that such guaranty and other agreements, including but not limited to the Dispute Resolution Provision, remain in full force and effect, without defense, offset, or counterclaim. (Capitalized terms used herein shall have the meanings specified in the foregoing Amendment.)

Although each of the undersigned has been informed of the terms of the Amendment, each understands and agrees that the Bank has no duty to so notify it or any other guarantor/pledgor or to seek this or any future acknowledgment, consent or reaffirmation, and nothing contained herein shall create or imply any such duty as to any transactions, past or future.

In consideration of the foregoing amendment, each Credit Support Provider hereby releases and forever discharges the Bank and the Bank’s, respective predecessors, successors, assigns, officers, managers, directors, employees, agents, attorneys, representatives, and affiliates (collectively referred to as the “Bank Group”), from any and all presently existing claims, demands, damages, liabilities, actions and causes of action of any nature whatsoever, including, without limitation, all claims, demands, and causes of action for contribution and indemnity, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which such Credit Support Provider may have or claim to have against any of the Bank Group arising out of facts or events in any way related to the Loan Documents and/or the loan transactions evidenced thereby and which have occurred on or on or prior to the date hereof. Each Credit Support Provider hereby specifically waives the benefit of California Civil Code Section 1542 which states:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

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Dated as of January 26, 2024.

Rel-Tech Electronics, Inc., a Connecticut corporation

By:	/s/ Peter Yin
Name: Peter Yin
Title: Chief Financial Officer

Cables Unlimited, Inc., a New York corporation

By:	/s/ Peter Yin
Name: Peter Yin
Title: Chief Financial Officer

C Enterprises, Inc., a California corporation

By:	/s/ Peter Yin
Name: Peter Yin
Title: Chief Financial Officer

Schroff Technologies International, Inc., a Rhode Island corporation

By:	/s/ Peter Yin
Name: Peter Yin
Title: Chief Financial Officer

Microlab/FXR LLC, a New Jersey limited liability company

By:	RF Industries, Ltd., a Nevada corporation, its Sole Member

	By:	/s/ Peter Yin
Name: Peter Yin
Title: Chief Financial Officer

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